Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Meetings with Investors Meetings with Investors November 2012 November 2012 Exhibit 99.1

2 2
Forward Looking Statements
This material and any oral statements made in connection with this material
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the time in the Company’s SEC filings, which may be obtained by contacting the
Company
Company
or
or
the
the
SEC.
SEC.
These
These
filings
filings
are
are
also
also
available
available
through
through
the
the
Company’s
Company’s
web
web
site
site
at
at
http://www.patenergy.com
http://www.patenergy.com
or
or
through
through
the
the
SEC’s
SEC’s
Electronic
Electronic
Data
Data
Gathering
Gathering
and
and
Analysis
Analysis
Retrieval
Retrieval
System
System
(EDGAR)
(EDGAR)
at
at
http://www.sec.gov.
http://www.sec.gov.
We
We
undertake
undertake
no
no
obligation to publicly update or revise any forward-looking statement.  Statements obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the reconciliation to GAAP financial measures are included on our website and at the end of this presentation.
end of this presentation.

Why Invest in U.S. Oil Services?
“The global energy map is changing, with potentially
“The global energy map is changing, with potentially
far-reaching consequences for energy markets and
far-reaching consequences for energy markets and
trade.  It is being redrawn by the resurgence in oil and
trade.  It is being redrawn by the resurgence in oil and
gas production in the United States…”
gas production in the United States…”
-
-
International Energy Agency, “World Energy Outlook 2012”
International Energy Agency, “World Energy Outlook 2012”
“The recent rebound in US oil and gas production,
“The recent rebound in US oil and gas production,
driven by upstream technologies that are unlocking
driven by upstream technologies that are unlocking
light tight oil and shale gas resources…”
light tight oil and shale gas resources…”
-
-
International Energy Agency, “World Energy Outlook 2012”
International Energy Agency, “World Energy Outlook 2012”

Why Invest Now in U.S. Oil Services?
•
•
Shale gas and oil fundamentally changed the North American
Shale gas and oil fundamentally changed the North American
production outlook for natural gas and oil
production outlook for natural gas and oil
–
–
Horizontal drilling and completion techniques
Horizontal drilling and completion techniques
•
•
Major new investments over the past five years in North
Major new investments over the past five years in North
American land projects by many of the largest U.S. and
American land projects by many of the largest U.S. and
International Oil Companies
International Oil Companies
–
–
Major opportunities to produce hydrocarbons at attractive
Major opportunities to produce hydrocarbons at attractive
world market prices
world market prices
–
–
Increased issues in other politically-challenged areas
Increased issues in other politically-challenged areas
–
–
Return to North America land; a major shift!
Return to North America land; a major shift!

Why Invest Now in U.S. Oil Services?
•
•
The timing looks good:
The timing looks good:
–
–
Attractive oil prices have kept oil directed activity high
Attractive oil prices have kept oil directed activity high
•Increased oil activity has largely absorbed the spare
•Increased oil activity has largely absorbed the spare
capacity from the more than 50% decrease in natural
capacity from the more than 50% decrease in natural
gas drilling
gas drilling
–
–
Natural gas market looks poised for a “modest”
Natural gas market looks poised for a “modest”
recovery
recovery
•Storage levels expected to reach record levels, but below
•Storage levels expected to reach record levels, but below
the previously feared full inventory level
the previously feared full inventory level
•U.S. natural gas rig count at the lowest level in more than
•U.S. natural gas rig count at the lowest level in more than
13 years
13 years
•Increased planned industrial usage
•Increased planned industrial usage

Why Invest in U.S. Oil Services?
“By around 2020, the United States is projected
“By around 2020, the United States is projected
to become the largest global oil producer…”
to become the largest global oil producer…”
-
-
International Energy Agency, “World Energy Outlook 2012”
International Energy Agency, “World Energy Outlook 2012”

Key Takeaways – PTEN Advantages
•
•
Operational Strength
Operational Strength
–
–
High quality equipment
High quality equipment
–
–
Term contract backlog / customer relationships
Term contract backlog / customer relationships
–
–
Strong operational and financial flexibility
Strong operational and financial flexibility
•
•
Flexible operating model
Flexible operating model
–
–
Maximizes earnings growth during periods of increased
Maximizes earnings growth during periods of increased
activity
activity
–
–
Minimizes costs during periods of low activity
Minimizes costs during periods of low activity
–
–
Strong cash flow generation
Strong cash flow generation
•
•
History of returning capital to shareholders
History of returning capital to shareholders
–
–
Share buybacks
Share buybacks
–
–
Dividends
Dividends

Contract Drilling
•
•
One of the “Big 3”
One of the “Big 3”
U.S. Land
U.S. Land
drillers
drillers
•
•
High quality fleet including 107
High quality fleet including 107
APEX™
APEX™
rigs
rigs
•
•
Strong term contract coverage
Strong term contract coverage
Who We Are >> Operational Strength >> Financial Flexibility
Patterson-UTI reported results for the nine months ended September 30, 2012
8
Components of Revenue
Oil &
Natural
Gas
2%
Pressure
Pumping
30%
Contract
Drilling
68%

Pressure Pumping
•
•
Industry expertise needed for
Industry expertise needed for
sophisticated customers and
sophisticated customers and
substantial local knowledge
substantial local knowledge
•
•
High quality fleet of modern
High quality fleet of modern
pressure pumping equipment
pressure pumping equipment
•
•
Strong reputation for safe and
Strong reputation for safe and
efficient operations
efficient operations
Who We Are >> Operational Strength >> Financial Flexibility
Patterson-UTI reported results for the nine months ended September 30, 2012
9
Pressure
Pumping
30%
Oil &
Natural
Gas
2%
Contract
Drilling
68%
Components of Revenue

Operational Strength – Operational Strength – Contract Drilling Contract Drilling

PTEN’s Active U.S. Land Drilling Rigs
PTEN’s Active U.S. Land Drilling Rigs
as of November 2012
as of November 2012
East Texas
Appalachia
& Midwest
North Texas
Mid-Continent
Rockies
South Texas
31 Rigs
29 Rigs
23 Rigs
39 Rigs
11 Rigs
13 Rigs
Permian Basin
51 Rigs
Large Geographic Footprint
Who We Are >> Operational Strength >> Financial Flexibility

PTEN’s Active Rigs in Unconventional Areas
PTEN’s Active Rigs in Unconventional Areas
as of November 2012
as of November 2012
Bakken
Piceance
Haynesville
Marcellus
Barnett
Pinedale
17 Rigs
Eagle Ford
2 Rigs
4 Rigs
22 Rigs
7 Rigs
27 Rigs
5 Rigs
Utica
6 Rigs
Active in Unconventional Plays
Who We Are >> Operational Strength >> Financial Flexibility
Niobrara
1 Rig
Woodford
3 Rigs

Innovative Rig Designs
Who We Are >> Operational Strength >> Financial Flexibility
• 1000 HP drawworks
• Small footprint, big rig
capability
• Fast move & rig-up
• Walking system is an
optional feature
APEX 1000™
• 1500 HP drawworks
• Great all purpose rig
• Fast move & rig-up
• Walking system is an
optional feature
APEX 1500™
• Able to move in all
directions
• Able to “walk” with
mast up and drill
pipe/collars in the
derrick
• A leadership position in
this “fit-for-purpose” rig
category
APEX Walking™

New APEX™ Rigs Have Significantly
Increased Fleet Quality.
23 new APEX™
23 new APEX™
rigs expected to have been added during 2012
rigs expected to have been added during 2012
Increasing Fleet Quality
Who We Are >> Operational Strength >> Financial Flexibility
27
114
0
20
40
60
80
100
120
2008 2009 2010 2011 2012E

…and Expected as of June 30, 2013
…and Expected as of June 30, 2013
APEX 1500™
APEX 1000™
APEX Walking™
Total New Rigs
Other Electric Rigs
Class
15
Preferred Rigs as of September 30, 2012
Preferred Rigs as of September 30, 2012
61
15
50
126
54
6/30/2013
PTEN has approximately 160 of these preferred rigs
and expects ~180 preferred rigs by mid-2013
48
13
46
107
54
9/30/2012
Who We Are >> Operational Strength >> Financial Flexibility
Increasing Fleet Quality

Who We Are >> Operational Strength >> Financial Flexibility
Preferred rigs account for more than
Preferred rigs account for more than
75% of Contract Drilling EBITDA
75% of Contract Drilling EBITDA
Contribution from High Quality Rigs
Contract Drilling EBITDA Contribution by Rig Class
Nine Months Ended September 30, 2012

•
•
Mechanical Rigs
Mechanical Rigs
–
–
147 mechanical rigs in fleet
147 mechanical rigs in fleet
–
–
Most
Most
are
are
upgraded
upgraded
to
to
meet
meet
customers’
customers’
diverse
diverse
needs
needs
–
–
Ideally suited for certain markets and wells
Ideally suited for certain markets and wells
–
–
Favorable return profiles given low book values
Favorable return profiles given low book values
–
–
Even better returns if drilling activity accelerates
Even better returns if drilling activity accelerates
Who We Are >> Operational Strength >> Financial Flexibility
Mechanical rigs are a low cost option
Mechanical rigs are a low cost option
Mechanical Rigs
17
Improved
Improved
mud
mud
systems
systems
Iron
Iron
roughnecks
roughnecks
and
and
other
other
automation
automation
Enhanced
Enhanced
mobility
mobility

•
•
Based on term contracts in place*
Based on term contracts in place*
–
–
An average of 132 rigs expected under term contract in the
An average of 132 rigs expected under term contract in the
fourth quarter
fourth quarter
–
–
An average of 79 rigs expected under term contract during
An average of 79 rigs expected under term contract during
2013
2013
•
•
PTEN expects to continue signing term contracts
PTEN expects to continue signing term contracts
Who We Are >> Operational Strength >> Financial Flexibility
Term Contract Coverage
Improving earnings visibility and returns stability
Improving earnings visibility and returns stability
* Term contracts in place as of October 25, 2012
18
•
•
Drilling
Drilling
term
term
contract
contract
revenue
revenue
backlog
backlog
of
of
$1.3 billion
$1.3 billion

19 PTEN’s U.S. Rig Count Remains Firm Who We Are >> Operational Strength >> Financial Flexibility PTEN’s U.S. Rig Count 0 50 100 150 200 250 2009 2010 2011 2012

Operational Strength – Operational Strength – Pressure Pumping Pressure Pumping

Recent Investments in Pressure Pumping…
…Have Increased Fleet Size and Quality
65
750
* Includes acquisition of approximately 210,000 pressure pumping horsepower in October 2010
Who We Are >> Operational Strength >> Financial Flexibility
Growing Pressure Pumping Business
0
200
400
600
800
2006 2007 2008 2009 2010* 2011 2012E
Year End
Fracturing Horsepower Other Horsepower

Southwest Region:

Northeast Region:
Fracturing horsepower: 350,000
Other horsepower: 18,000
Frac Crews under contract : 3
Fracturing horsepower: 293,000
Other horsepower: 58,000
Frac Crews under contract: 2
A Significant Player in Regional Markets
Approximately 155,000 HP under term contract
Who We Are >> Operational Strength >> Financial Flexibility
Pressure Pumping Areas of Operation
46%
54%
Fracturing Horsepower

Average age of only three years
Average age of only three years
PTEN Fracturing Horsepower by Age
Estimated for December 2012
Who We Are >> Operational Strength >> Financial Flexibility
Modern Pressure Pumping Fleet
>10
Years
6%
5 - 10
Years
21%
< 5
Years
73%

Financial Financial Flexibility Flexibility

Capital Expenditures and Acquisitions
($ in thousands)
Investing in Our Company
Who We Are >> Operational Strength >> Financial Flexibility
2006 2007 2008 2009 2010 2011 2012E
$598
$637
$445
$453
$976
$1,012
$1,000

•
•
History of returning capital to investors
History of returning capital to investors
–
–
Stock Buyback
Stock Buyback
•Bought approximately 5% of outstanding stock for $109
•Bought approximately 5% of outstanding stock for $109
million through September 30, 2012
million through September 30, 2012
•Approximately $111 million remaining authorization as of
•Approximately $111 million remaining authorization as of
September 30, 2012
September 30, 2012
•Total of $710 million repurchased since 2005
•Total of $710 million repurchased since 2005
–
–
Cash Dividend
Cash Dividend
•Initiated cash dividend in 2004
•Initiated cash dividend in 2004
•Quarterly dividend currently $0.05 per share
•Quarterly dividend currently $0.05 per share
•
•
Returned more than $1 billion to shareholders since
Returned more than $1 billion to shareholders since
2005
2005
Who We Are >> Operational Strength >> Financial Flexibility
Strong Financial Position

•
•
Total liquidity of approximately $643 million
Total liquidity of approximately $643 million
–
–
$83 million of cash at September 30, 2012
$83 million of cash at September 30, 2012
–
–
$460 million revolver availability at September 30, 2012
$460 million revolver availability at September 30, 2012
–
–
$100 million term loan to be drawn in December 2012
$100 million term loan to be drawn in December 2012
•
•
$517 million net debt at September 30, 2012
$517 million net debt at September 30, 2012
–
–
16.4% Net Debt/Total Capitalization
16.4% Net Debt/Total Capitalization
–
–
$300 million of 4.97% Series A notes due October 5, 2020
$300 million of 4.97% Series A notes due October 5, 2020
–
–
$300 million of 4.27% Series B notes due June 14, 2022
$300 million of 4.27% Series B notes due June 14, 2022
•
•
No equity sales in last 12 years
No equity sales in last 12 years
•
•
Reduced share count by 23.1 million shares since
Reduced share count by 23.1 million shares since
2005
2005
Who We Are >> Operational Strength >> Financial Flexibility
Strong Financial Position

Strong Financial Returns
0
500
1,000
1,500
2,000
2,500
3,000
Thousands
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
0
500
1,000
1,500
2,000
2,500
3,000
Thousands
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Growth in Shareholder Equity
Growth in Shareholder Equity
The Warren Buffett Standard
The Warren Buffett Standard

Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Meetings with Investors Meetings with Investors November 2012 November 2012

Non-GAAP Financial Measures

PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Three Months Ended
September 30,
Nine Months Ended
September 30,
2012 2011 2012 2011
Earnings Before Interest, Taxes, Depreciation and Amortization
(EBITDA)(1):
Net income $ 50,806 $ 81,928 $ 240,618 $ 234,818
Income tax expense 31,354 46,953 140,611 135,985
Net interest expense 7,058 3,788 16,458 11,103
Depreciation, depletion, amortization and impairment 142,393 110,713 393,823 309,677
Results of discontinued operations:
Income tax benefit — — — (209)
EBITDA $ 231,611 $ 243,382 $ 791,510 $ 691,374
Total revenue $ 643,631 $ 673,828 $ 2,070,664 $ 1,841,296
EBITDA margin 36.0% 36.1% 38.2% 37.5%
EBITDA by operating segment:
Contract drilling $ 178,987 $ 170,169 $ 570,727 $ 493,960
Pressure pumping 48,633 71,132 183,001 194,686
Oil and natural gas 12,229 9,531 36,323 29,272
Corporate and other (8,238) (7,450) 1,459 (26,544)
Consolidated EBITDA $
231,611
$
243,382
$
791,510
$
691,374
(1) EBITDA is not defined by generally accepted accounting principles (“GAAP”).  We present EBITDA (a non-GAAP measure)
because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.  EBITDA should not be construed as an alternative to the GAAP measures of net income or operating cash flow.